EXHIBIT (j)

                       CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" and "Counsel and Independent Auditors" and to the use of our report dated February 4, 1999, which is incorporated by reference, in this Registration Statement (Form N-1A No. 33-12660) of Dreyfus BASIC GNMA FUND.


                                        ERNST & YOUNG LLP

New York, New York
April 28, 1999